                                                                   EXHIBIT 10.11




                                SOUTHERN STATES

                         SUPPLEMENTAL RETIREMENT PLAN

                   (As Adopted Effective November 11, 1987)

                                     Including:

                                     1.  First Amendment
                                              (Effective July 1, 1989)
                                     2.  Second Amendment
                                              (Effective July 1, 1989)
                                     3.  Third Amendment
                                              (Effective January 1, 1993)
                                     4.  Fourth Amendment
                                              (Effective July 1, 1995)

                               TABLE OF CONTENTS
                               -----------------
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                                   ARTICLE I
                              Definition of Terms
                              -------------------

1.1    Administrative Committee............................................   1
1.2    Administrator.......................................................   1
1.3    Affiliate...........................................................   1
1.4    Beneficiary.........................................................   1
1.5    Board...............................................................   1
1.6    Code................................................................   1
1.7    Corporation.........................................................   1
1.8    Eligible Employee...................................................   1
1.9    Employee............................................................   1
1.10   Participant.........................................................   1
1.11   Plan................................................................   1
1.12   Plan Year...........................................................   1
1.12A  Rabbi Trust.........................................................   2
1.13   Retirement Plan.....................................................   2
1.14   Supplemental Death Benefit..........................................   2
1.15   Supplemental Retirement Benefit.....................................   2


                                  ARTICLE II
                                  ----------
                         Eligibility and Participation
                         -----------------------------

2.1    Eligibility and Date of Participation...............................   2
2.2    Length of Participation.............................................   2


                                  ARTICLE III
                                  -----------
                        Supplemental Retirement Benefit
                        -------------------------------

3.1    Supplemental Retirement Benefit.....................................   2


                                  ARTICLE IV
                                  ----------
                                 Death Benefit
                                 -------------

4.1    Death after Benefit Commencement....................................   3
4.2    Death before Benefit Commencement...................................   3
4.3    Supplemental Death Benefit..........................................   3
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                                      -ii-

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                                   ARTICLE V
                                   ---------
                                    Vesting
                                    -------

5.1    Vesting Generally...................................................   3
5.2    Forfeiture of Benefits..............................................   4
5.3    No Restoration of Forfeited Benefits................................   5


                                  ARTICLE VI
                                  ----------
                              Payment of Benefits
                              -------------------

6.1    Time and Manner for Payment of Benefits.............................  5
6.2    Discretionary Cash-Out by Lump Sum Payment..........................  5
6.3    Benefit Determination and Payment Procedure.........................  5
6.4    Payments to Minors and Incompetents.................................  6
6.5    Distribution of Benefit When Distributee Cannot Be Located..........  6
6.6    Claims Procedure....................................................  6


                                  ARTICLE VII
                                  -----------
                                    Funding
                                    -------
7.1    Funding.............................................................   7
7.2    Use of Rabbi Trust Permitted........................................   7

                                 ARTICLE VIII
                                 ------------
                                  Fiduciaries
                                  -----------

8.1    Fiduciaries and Duties and Responsibilities.........................   7
8.2    Limitation of Duties and Responsibilities of Fiduciaries............   7
8.3    Service by Fiduciaries in More Than One Capacity....................   8
8.4    Allocation or Delegation of Duties and Responsibilities by
       Fiduciaries.........................................................   8
8.5    Assistance and Consultation.........................................   8
8.6    Compensation and Expenses...........................................   8
8.7    Indemnification.....................................................   8


                                  ARTICLE IX
                                  ----------
                              Plan Administrator
                              ------------------

9.1    Appointment of Plan Administrator...................................   8
9.2    Corporation as Plan Administrator...................................   9
9.3    Procedure if a Committee............................................   9
9.4    Action by Majority Vote if a Committee..............................   9
9.5    Appointment of Successors...........................................   9
9.6    Duties and Responsibilities of Plan Administrator...................   9
9.7    Power and Authority.................................................   9
9.8    Availability of Records.............................................   9
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                                     -iii-

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9.9    No Action by Plan Administrator with Respect to Own Benefit.........   9
9.10   Limitation on Power and Authority...................................   9

                                   ARTICLE X
                                   ---------
                           Administrative Committee
                           ------------------------

10.1   Makeup and Appointment of Administrative Committee..................  10
10.2   Administrative Committee Procedures.................................  10
10.3   Powers and Authority................................................  10
10.4   Plan Interpretation.................................................  10
10.5   Records.............................................................  10
10.6   No Action with Respect to Own Benefit...............................  10
10.7   Necessary Information...............................................  11


                                  ARTICLE XI
                                  ----------
                       Amendment and Termination of Plan
                       ---------------------------------

11.1   Amendment or Termination of the Plan................................  11

                                  ARTICLE XII
                                  -----------
                                 Miscellaneous
                                 -------------

12.1   Non-assignability...................................................  11
12.2   Right to Require Information and Reliance Thereon...................  11
12.3   Notices and Elections...............................................  11
12.4   Delegation of Authority.............................................  12
12.5   Service of Process..................................................  12
12.6   Governing Law.......................................................  12
12.7   Binding Effect......................................................  12
12.8   Severability........................................................  12
12.9   No Effect on Employment Agreement...................................  12
12.10  Gender and Number...................................................  12
12.11  Titles and Captions.................................................  12
12.12  Construction........................................................  12

        This SUPPLEMENTAL RETIREMENT PLAN (hereinafter the "Plan") is adopted the ___ day of November, 1987 and is effective November 11, 1987 (the "Effective Date" of the Plan) by SOUTHERN STATES COOPERATIVE, INCORPORATED, a Virginia corporation (hereinafter called the "Corporation");


                              W I T N E S S E T H:
                              - - - - - - - - - -
        WHEREAS, the Corporation desires to retain the services of certain top management employees and deems it appropriate to provide for additional supplemental retirement income for such employees pursuant to the terms of the Plan in consideration of their services and as an incentive to remain in the employ of the Corporation;

        NOW, THEREFORE, WITNESSETH:


                                   ARTICLE I
                                   ---------
                              Definition of Terms
                              -------------------

        The following words and terms as used in this Plan shall have the meaning set forth below, unless a different meaning is clearly required by the context:

        1.1 "Administrative Committee": The Administrative Committee provided for in Article X.

        1.2 "Administrator": The plan administrator provided for in Article IX hereof.

        1.3 "Affiliate": Any subsidiary, affiliate or other related business entity (whether by management contract or ownership) to the Corporation.

        1.4 "Beneficiary": The person or persons entitled under the Retirement Plan to receive any benefits payable thereunder after the Participant's death.

        1.5 "Board": The present and any succeeding Board of Directors of the Corporation.

        1.6 "Code": The Internal Revenue Code of 1986, as the same may be amended from time to time, or the corresponding section of any subsequent Internal Revenue Code, and, to the extent not inconsistent therewith, regulations issued thereunder.

        1.7 "Corporation": Southern States Cooperative, Incorporated, a Virginia corporation.

        1.8 "Eligible Employee": An Employee who is a participant in the Retirement Plan, who is a member of the Corporation's management group and who is designated as an Eligible Employee by the Chief Executive Officer of the Corporation.

        1.9 "Employee": An individual who is employed in the service of the Corporation as a common law employee.

        1.10 "Participant": An Eligible Employee qualified to participate in the Plan, for so long as he is considered a Participant, as provided in Article II hereof.

        1.11 "Plan": This document, as contained herein or duly amended, which shall be known as the "Southern States Supplemental Retirement Plan".

        1.12   "Plan Year": The calendar year.

        1.12A "Rabbi Trust": A trust fund described in paragraph 7.2 and established or maintained for the Plan.

        1.13 "Retirement Plan": The Retirement Plan for Employees of Southern States, a defined benefit pension plan maintained by the Corporation.

        1.14 "Supplemental Death Benefit": The Supplemental Pre-Retirement Spouse's Death Benefit or the Supplemental Alternate Death Benefit due the Beneficiary of a Participant under the Plan, as determined pursuant to Article IV hereof.

        1.15 "Supplemental Retirement Benefit": The amount due a Participant or his Beneficiary under the Plan, as determined pursuant to Article III hereof.


                                  ARTICLE II
                                  ----------
                         Eligibility and Participation
                         -----------------------------

        2.1    Eligibility and Date of Participation. Each Eligible Employee
               -------------------------------------
shall be a Participant in the Plan commencing with the date he first becomes, or again becomes, an Eligible Employee.

        2.2    Length of Participation. Each Eligible Employee who becomes a
               -----------------------
Participant shall be or remain a Participant for so long as he is entitled to future benefits under the terms of the Plan.


                                  ARTICLE III
                                  -----------
                        Supplemental Retirement Benefit
                        -------------------------------

        3.1    Supplemental Retirement Benefit. Subject to the terms and
               -------------------------------
conditions set forth herein, a Participant who retires under the Retirement Plan as an Eligible Employee and who becomes entitled to the payment of benefits under the Retirement Plan shall be entitled to a Supplemental Retirement Benefit, generally expressed as a benefit payable monthly for the life of the Participant and commencing at the applicable time provided in paragraph 4.1 of the Retirement Plan, equal to the excess, if any, of:

              (i) The amount of the Participant's accrued benefit under the Retirement Plan, determined without regard to the limitations on contributions and benefits imposed by Section 415 of the Code and the limitation on compensation imposed by Section 401(a)(17) of the Code, over

              (ii) The amount of the Participant's accrued benefit under the Retirement Plan.

To the extent that the Participant's accrued benefit payable under the Retirement Plan is increased at any time due to increases in limitations on contributions and benefits imposed by Section 415 of the Code or to increases in the compensation limit imposed by Section 401(a)(17) of the Code, whether by statute, regulations, action of the Secretary of Treasury or his delegate or otherwise, the Participant's Supplemental Retirement Benefit shall be reduced correspondingly.

                                  ARTICLE IV
                                  ----------
                                 Death Benefit
                                 -------------

     4.1  Death after Benefit Commencement. If a Participant dies after his
          --------------------------------
Supplemental Retirement Benefit commences to be paid, the only benefits payable under the Plan to his Beneficiary after his death shall be those, if any, provided under the form of payment being made to him at his death.

     4.2  Death before Benefit Commencement. If a Participant dies before his
          ---------------------------------
Supplemental Retirement Benefit commences to be paid, the only benefit payable under the Plan with respect to him shall be the Supplemental Death Benefit, if any, provided in paragraph 4.3.

     4.3  Supplemental Death Benefit. Subject to the terms and conditions set
          --------------------------
forth herein, if a Participant dies before his Supplemental Retirement Benefit commences to be paid and either while an Eligible Employee or after retiring as an Eligible Employee, his Beneficiary shall be entitled to a Supplemental Death Benefit as follows:

          (i) If his Beneficiary is entitled to receive a pre-retirement spouse's death benefit under the Retirement Plan, such Beneficiary shall be entitled to receive as a Supplemental Pre-Retirement Spouse's Death Benefit under the Plan an amount equal to the excess, if any, of:

               (A) The amount of such pre-retirement spouse's death benefit under the Retirement Plan, determined without regard to the limitations on contributions and benefits imposed by Section 415 of the Code and without regard to the limitation on compensation imposed by Section 401(a)(17) of the Code, over

               (B) The actual amount of such pre-retirement spouse's death benefit under the Retirement Plan.


          (ii) If his Beneficiary is entitled to receive an alternate death benefit under the Retirement Plan, such Beneficiary shall be entitled to receive as a Supplemental Alternate Death Benefit under the Plan an amount equal to the excess, if any, of:

               (A) The amount of such alternate death benefit under the Retirement Plan, determined without regard to the limitations on contributions and benefits imposed by Section 415 of the Code and the limitation on compensation imposed by Section 401(a)(17) of the Code, over

               (B) The actual amount of such alternate death benefit under the Retirement Plan.

To the extent that the Participant's accrued benefit or his pre-retirement spouse's death benefit or alternate death benefit payable under the Retirement Plan is increased at any time due to increases in the limitations on contributions and benefits imposed by Section 415 of the Code or in the limitation on compensation imposed by Section 401(a)(17) of the Code, whether by statute, regulations, action of the Secretary of Treasury or his delegate or otherwise, the Participant's Supplemental Death Benefit shall be reduced correspondingly.

                                   ARTICLE V
                                   ---------
                                    Vesting
                                    -------

     5.1  Vesting Generally. Subject to the forfeiture events described in
          -----------------
paragraph 5.2 hereof, a Participant's Supplemental Retirement Benefit or Supplemental Death Benefit, as the case may be, shall be vested at the time of his retirement as an Eligible Employee under the Retirement Plan or death while an Eligible Employee, but only to the extent, and determined in the manner, that such Participant has a vested and non-forfeitable right to his employer-derived accrued benefit under the Retirement Plan.

     5.2     Forfeiture of Benefits.
             ----------------------

     5.2(a) Notwithstanding any contrary provision hereof, the Supplemental Retirement Benefit and the Supplemental Death Benefit with respect to a Participant shall be forfeited upon the occurrence of any the following events (as defined in subparagraph 5.2(b)):

             (i) The Participant's voluntary termination of employment with the Corporation under circumstances which do not constitute retirement for purposes of the Retirement Plan;

             (ii) The Participant's termination of employment with the Corporation for "cause";

             (iii) The Participant's entering into "competition", or his making an "unauthorized disclosure of confidential information", after his retirement from the employment of the Corporation, in which case all payments to or with respect to the Participant shall cease and all payments made to the Participant or his Beneficiary under the Plan since the occurrence of such event of forfeiture shall be returned to the Corporation; or

             (iv) The discovery after the Participant's retirement from the employment of the Corporation or death of "cause" for his termination or of his "unauthorized disclosure of confidential information" prior to his retirement or death before retirement, in which case all payments under the Plan to or with respect to the Participant shall cease and all payments previously made to the Participant or his Beneficiary under the Plan shall be returned to the Corporation.

     All determinations hereunder shall be made by the Administrative Committee.

     5.2(b)     For purposes of this paragraph:

             (i) "Cause" means the willful gross misconduct of the Participant which is materially injurious to the Corporation or any Affiliate, the unauthorized disclosure of confidential information, or the engaging in competition by the Participant.

             (ii) "Competition" means engaging by the Participant, without the written consent of the Board or a person authorized thereby, in a business as a more than one percent (1%) stockholder, an officer, a director, an employee, a partner, an agent, a consultant, or any other individual or representative capacity (unless the Participant's duties, responsibilities, and activities, including supervisory activities, for or on behalf of such business, are not related in any way to such "competitive activity") if it involves:

                 (A) Engaging in, or entering into services or providing advice pertaining to, any line of business that the Corporation or any Affiliate actively conducts or develops in competition with the Corporation or any Affiliate in the same geographic area as such line of business is then conducted, or

                 (B) Employing or soliciting for employment any employees of the Corporation or any Affiliate.

             (iii) "Unauthorized disclosure of confidential information" means the disclosure by the Participant, without the written consent of the Board or a person authorized thereby, to any person other than as required by law or court order, or other than to an authorized employee of the Corporation or an Affiliate, or to a person to whom disclosure is necessary or appropriate in connection with the performance by the Participant of his duties as an employee or director of the Corporation or an Affiliate (including, but not limited to, disclosure to the Corporation's or an Affiliate's outside counsel, accountants or bankers of financial data properly requested by such persons and approved by an authorized officer of the Corporation), any confidential information of the Corporation or any Affiliate with respect to any of the products, services, customers, suppliers, marketing techniques, methods or future plans of the Corporation or any Affiliate; provided, however, that:

                  (A) Confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Participant) or any information of a type not otherwise considered confidential by persons engaged in the same business or a business similar to that conducted by the Corporation or any Affiliate; and

                  (B) The Participant shall be allowed to disclose confidential information to his attorney solely for the purpose of ascertaining whether such information is confidential within the intent of the Plan, but only so long as the Participant both discloses to his attorney the provisions of this paragraph and agrees not to waive the attorney-client privilege with respect thereto.

   5.3     No Restoration of Forfeited Benefits. There shall be no restoration
           ------------------------------------
of forfeited benefits. If a Participant incurs a forfeiture and subsequently is an Eligible Employee and a Participant, his Supplemental Retirement Benefit and Supplemental Death Benefit shall be determined as though the Retirement Plan provided for accrual of benefits without regard to his service credited and compensation earned prior to such forfeiture.

                                  ARTICLE VI
                                  ----------
                              Payment of Benefits
                              -------------------

   6.1     Time and Manner for Payment of Benefits.
           ---------------------------------------

   6.1(a) A Participant's Supplemental Retirement Benefit, or the Supplemental Death Benefit with respect to a Participant, shall be payable commencing at the time that the Participant's accrued benefit or comparable death benefit (other than his accumulated contributions or contribution refund death benefit) commences to be paid under the Retirement Plan.

   6.1(b) Subject to the forfeiture events of paragraph 5.2, benefits shall be payable to a Participant and, where applicable, the Participant's Beneficiary in the manner elected by the Participant (or where applicable, the Beneficiary). Such election shall be subject to all the same options, conditions, privileges, actuarial equivalent or value factors, restrictions, benefit suspensions and other payment provisions as are applicable to the benefits payable under the Retirement Plan to the Participant or his Beneficiary, provided, however, that no spousal consent shall be required for any election under the Plan.

   6.2     Discretionary Cash-Out by Lump Sum Payment. In the sole discretion of
           ------------------------------------------
the Administrative Committee, a lump sum payment of benefits, determined on the basis of applicable actuarial equivalent and value factors under the Retirement Plan, may be made to a Participant or his Beneficiary if either (i) the entire actuarial value of the benefit is not over $10,000 or (ii) the monthly payment amount is not over $100.

   6.3     Benefit Determination and Payment Procedure. The Administrative
           -------------------------------------------
Committee shall make all determinations concerning eligibility for benefits under the Plan, the time or terms of payment, and the form or manner of payment to the Participant (or the Participant's Beneficiary in the event of the death of the Participant). The Administrative Committee shall promptly notify the Corporation and, where payments are to be made from a Rabbi Trust, the trustee thereof, of each such determination that benefit payments are due and provide to the Corporation or trustee all other information necessary to allow the Corporation or trustee to carry out said determination, whereupon the Corporation or trustee shall pay such benefits in accordance with the Administrative Committee's determination.

   6.4     Payments to Minors and Incompetents. If a Participant or Beneficiary
           -----------------------------------
entitled to receive any benefits hereunder is a minor or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is deemed so by the Administrative Committee, benefits will be paid to such person as the Administrative Committee may designate for the benefit of such Participant or Beneficiary. Such payments shall be considered a payment to such Participant or Beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan.

   6.5     Distribution of Benefit When Distributee Cannot Be Located. The
           ----------------------------------------------------------
Administrator shall make all reasonable attempts to determine the identity and/or whereabouts of a Participant or his Beneficiary entitled to benefits under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Corporation's or the Administrator's records. If the Administrator is unable to locate such a person entitled to benefits hereunder, or if there has been no claim made for such benefits, the Corporation shall continue to hold the benefit due such person, subject to any applicable statute of escheats.

   6.6     Claims Procedure.
           ----------------

   6.6(a) A Participant or Beneficiary (the "claimant") shall have the right to request any benefit under the Plan by filing a written claim for any such benefit with the Administrator on a form provided by the Administrator for such purpose. The Administrator shall give such claim due consideration and shall either approve or deny it in whole or in part. Within ninety (90) days following receipt of such claim by the Administrator, notice of any denial thereof, in whole or in part, shall be delivered to, and a receipt therefor shall be obtained from, the claimant or his duly authorized representative or such notice of denial shall be sent by registered mail to the claimant, or his duly authorized representative, at the address shown on the claim form or such individual's last known address. The aforesaid ninety (90) day response period may be extended to one hundred eighty (180) days after receipt of the claimant's claim if special circumstances exist and if written notice of the extension to one hundred eighty (180) days indicating the special circumstances involved and the date by which a decision is expected to be made is furnished to the claimant within ninety (90) days after receipt of the claimant's claim. Such notice of denial shall be written in a manner calculated to be understood by the claimant and shall:

           (i)   Set forth a specific reason or reasons for the denial,

           (ii) Make specific reference to the pertinent provisions of the Plan on which any denial of benefits is based,

           (iii) Describe any additional material or information necessary for the claimant to perfect the claim and explain why such material or information is necessary, and

           (iv)  Explain the claim review procedure of subparagraph 6.6(b).

If such notice of denial is not provided to the claimant within the applicable ninety (90) day or one hundred eighty (180) day period, the claimant's claim shall be considered denied for purposes of the claim review procedure of subparagraph 6.6(b).

   6.6(b) A Participant or Beneficiary whose claim filed pursuant to subparagraph 6.6(a) has been denied, in whole or in part, may, within sixty (60) days following receipt of notice of such denial, or following the expiration of the applicable period provided for in subparagraph 6.6(a) for notifying the claimant of the decision on the claim if no notice of denial is provided, make written application to the Administrative Committee for a review of such claim, which application shall be filed with the Administrator. For purposes of such review, the claimant or his duly authorized representative may review Plan documents pertinent to such claim and may submit to the Administrative Committee written issues and comments respecting such claim. The Administrative Committee may schedule and hold a hearing. The Administrative Committee shall make a full and fair review of any denial of a claim for benefits and issue its decision thereon promptly, but no later than sixty (60) days after receipt by the Administrator of the claimant's request for review, or one hundred twenty (120) days after such receipt if a hearing is to be held or if other special circumstances exist and if written notice of the extension to one hundred twenty
(120) days is furnished to the claimant within sixty (60) days after the receipt of the claimant's request for a review. Such decision shall be in writing, shall be delivered by the Administrator to the claimant and shall:

           (i)   Include specific reasons for the decision,

           (ii) Be written in a manner calculated to be understood by the claimant, and

           (iii) Contain specific references to the pertinent Plan provisions on which the decision is based.

The Administrative Committee's decision made in good faith shall be final.

                                  ARTICLE VII
                                  -----------
                                    Funding
                                    -------
   7.1     Funding.
           -------

   7.1(a) The undertaking to pay the benefits hereunder shall be an unfunded obligation payable solely from the general assets of the Corporation and subject to the claims of the Corporation's creditors.

   7.1(b) Except as provided in the Rabbi Trust established as permitted in paragraph 7.2, nothing contained in the Plan and no action taken pursuant to the provisions of the Plan shall create or be construed to create a trust of any kind of a fiduciary relationship between the Corporation and the Participant or his Beneficiary or any other person or to give any Participant or Beneficiary any right, title or interest in any specific asset or assets of the Corporation. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such rights shall be no greater than the right of any unsecured general creditor of the Corporation.

   7.2     Use of Rabbi Trust Permitted. Notwithstanding any provision herein to
           ----------------------------
the contrary, the Plan Sponsor may in its sole discretion elect to establish and fund a Rabbi Trust for the purpose of providing benefits under the Plan.


                                 ARTICLE VIII
                                 ------------
                                  Fiduciaries
                                  -----------

   8.1     Fiduciaries and Duties and Responsibilities. Authority to control and
           -------------------------------------------
manage the operation and administration of the Plan shall be vested in the following, who, together with their membership, if any, shall be the Fiduciaries under the Plan with those powers, duties, and responsibilities specifically allocated to them by the Plan:

   8.1(a)  Plan Administrator - The Plan Administrator named and serving as
           ------------------
provided in ARTICLE IX hereof.

   8.1(b)  Administrative Committee - The Administrative Committee appointed and
           ------------------------
serving as provided in ARTICLE X hereof.

   8.2     Limitation of Duties and Responsibilities of Fiduciaries. The duties
           --------------------------------------------------------
and responsibilities, and any liability therefor, of the Fiduciaries provided for in paragraph 8.1 shall be severally limited to the duties and responsibilities specifically allocated to each such Fiduciary in accordance with the terms of the Plan, and there shall be no joint duty, responsibility, or liability among any such groups of Fiduciaries in the control and management of the operation and administration of the Plan.

   8.3     Service by Fiduciaries in More Than One Capacity. Any person or group
           ------------------------------------------------
of persons may serve in more than one Fiduciary capacity with respect to the Plan.

   8.4     Allocation or Delegation of Duties and Responsibilities by
           ----------------------------------------------------------
Fiduciaries. By written agreement filed with the Administrator and the
-----------
Administrative Committee, any duties and responsibilities of any Fiduciary may be allocated among Fiduciaries or may be delegated to persons other than Fiduciaries, provided, however, that any delegation by an Administrator which is not either the Corporation or the Administrative Committee for which the annual cost is in excess of any amount set by the Administrative Committee shall be subject to the advice and consent of the Administrative Committee. Any written agreement shall specifically set forth the duties and responsibilities so allocated or delegated, shall contain reasonable provisions for termination, and shall be executed by the parties thereto.

   8.5     Assistance and Consultation. A Fiduciary, and any delegate named
           ---------------------------
pursuant to paragraph 8.4, may engage agents to assist in its duties and may consult with counsel, who may be counsel for the Corporation, with respect to any matter affecting the Plan or its obligations and responsibilities hereunder, or with respect to any action or proceeding affecting the Plan.

   8.6     Compensation and Expenses. All compensation and expenses of the
           -------------------------
Fiduciaries and their agents and counsel shall be paid or reimbursed by the Corporation; provided, however, that:

           (i) The engagement of such agents by an Administrator which is not either the Corporation or the Administrative Committee for which the annual cost is in excess of any amount set by the Administrative Committee shall be subject to the advice and consent of the Administrative Committee, and

           (ii) Each person or committeeman serving as a Fiduciary shall serve without compensation for such service unless otherwise determined by the Corporation.

   8.7     Indemnification. The Corporation shall indemnify and hold harmless
           ---------------
any individual who is an employee of the Corporation and who is a Fiduciary or a member of a Fiduciary under the Plan and any other individual who is an employee of the Corporation and to whom duties of a Fiduciary are delegated pursuant to paragraph 8.4, to the extent permitted by law, from and against any liability, loss, cost or expense arising from their good faith action or inaction in connection with their responsibilities under the Plan.

                                  ARTICLE IX
                                  ----------
                              Plan Administrator
                              ------------------

   9.1     Appointment of Plan Administrator. The Corporation may appoint one or
           ---------------------------------
more persons to serve as the Plan Administrator (the "Administrator") for the purpose of carrying out the duties specifically imposed on the Administrator by the Plan and the Code. In the event more than one person is appointed, the persons shall form a committee for the purpose of functioning as the Administrator of the Plan. The person or committeemen serving as Administrator shall serve for indefinite terms at the pleasure of the Corporation, and may, by thirty (30) days prior written notice to the Corporation, terminate such appointment. The Corporation shall inform the Administrative Committee of any such appointment or termination, and the Administrative Committee may assume that any person appointed continues in office until notified of any change.

   9.2     Corporation as Plan Administrator. In the event that no Administrator
           ---------------------------------
is appointed or in office pursuant to paragraph 9.1, the Corporation shall be the Administrator.

   9.3     Procedure if a Committee. If the Administrator is a committee, it
           ------------------------
shall appoint from its members a Chairman and a Secretary. The Secretary shall keep records as may be necessary of the acts and resolutions of such committee and be prepared to furnish reports thereof to the Administrative Committee and the Corporation. Except as otherwise provided, all instruments executed on behalf of such committee may be executed by its Chairman or Secretary, and the Administrative Committee may assume that such committee, its Chairman or Secretary are the persons who were last designated as such to them in writing by the Corporation or its Chairman or Secretary.

   9.4     Action by Majority Vote if a Committee. If the Administrator is a
           --------------------------------------
committee, its action in all matters, questions and decisions shall be determined by a majority vote of its members qualified to act thereon. They may meet informally or take any action without the necessity of meeting as a group.

   9.5     Appointment of Successors. Upon the death, resignation or removal of
           -------------------------
a person serving as, or on a committee which is, the Administrator, the Corporation may, but need not, appoint a successor.

   9.6     Duties and Responsibilities of Plan Administrator. The Administrator
           -------------------------------------------------
shall have the following duties and responsibilities under the Plan:

   9.6(a) The Administrator shall be responsible for the fulfillment of all relevant reporting and disclosure requirements set forth in the Plan and the Code, the distribution thereof to Participants and their Beneficiaries and the filing thereof with the appropriate governmental officials and agencies.

   9.6(b) The Administrator shall maintain and retain necessary records respecting its administration of the Plan and matters upon which disclosure is required under the Plan and the Code.

   9.6(c) The Administrator shall make any elections for the Plan required to be made by it under the Plan and the Code, upon advice and consent of the Administrative Committee where the Corporation or the Administrative Committee is not the Administrator.

   9.7     Power and Authority. The Administrator is hereby vested with all the
           -------------------
power and authority necessary in order to carry out its duties and responsibilities in connection with the administration of the Plan imposed hereunder and as may from time to time be granted by the Administrative Committee. For such purpose, the Administrator shall have the power to adopt rules and regulations consistent with the terms of the Plan.

   9.8     Availability of Records. The Corporation and the Administrative
           -----------------------
Committee shall, at the request of the Administrator, make available necessary records or other information they possess which may be required by the Administrator in order to carry out its duties hereunder.

   9.9     No Action by Plan Administrator with Respect to Own Benefit. No
           -----------------------------------------------------------
Administrator who is a Participant shall take any part as the Administrator in any discretionary action in connection with his participation as an individual. Such action shall be taken by the remaining Administrator, if any, or otherwise by the Corporation.

   9.10    Limitation on Power and Authority.
           ---------------------------------

   9.10(a) The Administrator shall have no power in any way to modify, alter, add to or subtract from any provisions of the Plan.

   9.10(b) Notwithstanding any grant of authority by the Plan, if the Administrator is not the Corporation or the Administrative Committee, the Administrator shall exercise its discretionary authority granted under the Plan, only as directed or authorized by the Administrative Committee, except in connection with the following matters (unless otherwise directed by the Administrative Committee):

           (i)  Determination of elected benefits under the Retirement Plan.

           (ii) Initial review of claims.

If the Administrative Committee authorizes the Administrator to direct payments from the Plan and notifies the Corporation of such authorization, the Corporation shall not be responsible to inquire or determine whether any specific directions or notifications to the Corporation by the Administrator within the scope of its authorization are with the authority of and/or at the direction of the Administrative Committee.


                                   ARTICLE X
                                   ---------
                           Administrative Committee
                           ------------------------

   10.1 Makeup and Appointment of Administrative Committee. The Board shall
        --------------------------------------------------
appoint an Administrative Committee to administer the Plan consisting of one or more persons who shall serve at the pleasure of the Board and without compensation for service on the Administrative Committee. Vacancies shall be filled by the Board. A person shall not be ineligible to be a member of the Administrative Committee because he is or may be a Participant of the Plan. The Administrator shall be notified by the Corporation of the persons constituting the membership of the Administrative Committee (including its Chairman and Secretary) and may assume that any person appointed (or holding the position of its Chairman or Secretary) continues as a member thereof (or to hold such position) until notified by the Corporation.

   10.2    Administrative Committee Procedures. The Administrative Committee
           -----------------------------------
shall adopt rules for the conduct of its business and administration of the Plan as it considers desirable, provided they do not conflict with the Plan. The Administrative Committee shall hold meetings upon such notice, at such place or places, and at such intervals as it may from time to time determine.

   10.3    Powers and Authority. The Administrative Committee is hereby vested
           --------------------
with all the power and authority necessary in order to carry out its duties and responsibilities in connection with its administration of the Plan. The Administrative Committee is empowered to settle claims against the Plan and to make such equitable adjustments in a Participant's or Beneficiary's rights or entitlements under the Plan as it deems appropriate in the event an error or omission is discovered or claimed in the operation or administration of the Plan. The Administrative Committee may authorize one or more of its members or any agent to act on its behalf and may contract for legal, accounting, clerical and other services to carry out the Plan.

   10.4    Plan Interpretation. The Administrative Committee may construe the
           -------------------
Plan, correct defects, supply omissions or reconcile inconsistencies to the extent necessary to effectuate the Plan and such action shall be conclusive.

   10.5    Records. The Administrative Committee shall keep records reflecting
           -------
its administration of the Plan which shall be subject to audit by the Corporation. Participants may examine records pertaining directly to them during reasonable business hours.

   10.6    No Action with Respect to Own Benefit. No member of the
           -------------------------------------
Administrative Committee shall participate in any decision of the Administrative Committee which involves the payment of benefits to him or in which he has a financial interest other than as a Participant of the Plan. If the entire Administrative Committee is disqualified to act by reason of this Section, the Corporation shall perform as the Administrative Committee.

   10.7    Necessary Information. The Corporation and the Administrator shall
           ---------------------
supply full and timely information to the Administrative Committee of all matters relating to Participants and Beneficiaries and the Plan.


                                  ARTICLE XI
                                  ----------
                       Amendment and Termination of Plan
                       ---------------------------------

   11.1    Amendment or Termination of the Plan.
           ------------------------------------

   11.1(a) The Plan may be terminated at any time by the Board. The Plan may be amended in whole or in part from time to time by the Board effective as of any date specified. No amendment or termination shall operate to decrease a Participant's Supplemental Retirement Benefit, or the Supplemental Death Benefit with respect to a Participant in pay status, as of the earlier of the date on which the amendment or termination is approved by the Board or the date on which an instrument of amendment or termination is signed on behalf of the Corporation.

   11.1(b) The Corporation hereby delegates to the Administrative Committee the right to modify, alter, or amend the Plan in whole or in part to make any technical modification, alteration or amendment which in the opinion of counsel for the Corporation is required by law and is deemed advisable by the Administrative Committee and to make any other modification, alteration or amendment which does not, in the Administrative Committee's view, substantially increase costs, contributions or benefits and does not materially affect the eligibility, vesting or benefit accrual or allocation provisions of the Plan.

                                  ARTICLE XII
                                  -----------
                                 Miscellaneous
                                 -------------

   12.1    Non-assignability. The interests of each Participant under the Plan
           -----------------
are not subject to claims of the Participant's creditors; and neither the Participant, nor his Beneficiary, shall have any right to sell, assign, transfer or otherwise convey the right to receive any payments hereunder or any interest under the Plan, which payments and interest are expressly declared to be non-assignable and non-transferable.

   12.2    Right to Require Information and Reliance Thereon. The Corporation,
           -------------------------------------------------
the Administrative Committee and Administrator shall have the right to require any Participant, Beneficiary or other person receiving benefit payments to provide it with such information, in writing, and in such form as it may deem necessary to the administration of the Plan and may rely thereon in carrying out its duties hereunder. Any payment to or on behalf of a Participant or Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by a Participant or any other person to whom such payment is made shall be in full satisfaction of all claims by such Participant and his Beneficiary; and any payment to or on behalf of a Beneficiary in accordance with the provision so the Plan in good faith reliance upon any such written information provided by such Beneficiary or any other person to whom such payment is made shall be in full satisfaction of all claims by such Beneficiary.

   12.3    Notices and Elections. All notices required to be given in writing
           --------------------
and all elections required to be made in writing, under any provision of the Plan, shall be invalid unless made on such forms as may be provided or approved by the Administrator and, in the case of a notice or election by a Participant or Beneficiary, unless executed by the Participant or Beneficiary giving such notice or making such election.

   12.4    Delegation of Authority. Whenever the Corporation is permitted or
           -----------------------
required to perform any act, such act may be performed by its Chief Executive Officer or other person duly authorized by its Chief Executive Officer or the Board.

   12.5    Service of Process. The Administrator shall be the agent for service
           ------------------
of process on the Plan.

   12.6    Governing Law. The Plan shall be construed, enforced and administered
           -------------
in accordance with the laws of the Commonwealth of Virginia, and any federal law which preempts the same.

   12.7    Binding Effect. The Plan shall be binding upon and inure to the
           --------------
benefit of the Corporation, its successors and assigns, and the Participant and his heirs, executors, administrators and legal representatives.

   12.8    Severability. If any provision of the Plan should for any reason be
           ------------
declared invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

   12.9    No Effect on Employment Agreement. The Plan shall not be considered
           ---------------------------------
or construed to modify, amend or supersede any employment agreement between the Corporation and the Participant heretofore or hereafter entered into unless so specifically provided.

   12.10   Gender and Number. In the construction of the Plan, the masculine
           -----------------
shall include the feminine or neuter and the singular shall include the plural and vice-versa in all cases where such meanings would be appropriate.

   12.11   Titles and Captions. Titles and captions and headings herein have
           -------------------
been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

   12.12   Construction. The Plan is intended to be construed as a "plan which
           ------------
is unfunded and is maintained by the employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees," within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended, and shall be interpreted and administered accordingly.

   IN WITNESS WHEREOF, the Corporation has caused the Plan to be signed on its behalf by its duly authorized officer or member of its Board of Directors on the day, month and year aforesaid.


                              SOUTHERN STATES COOPERATIVE, INCORPORATED


                              By:            /s/ Gene E. James
                                  ---------------------------------------
                              Its            President & CEO
                                  ---------------------------------------